UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 22, 2004

SEGUE SOFTWARE, INC.

(Exact name of registrant as specified in charter)

Delaware	0-27794	95-4188982

(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

201 Spring Street, Lexington, Massachusetts 02421

(Address of Principal Executive Offices) (Zip Code)

(781) 402-1000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 8.01 Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-10.1 Voting Agreement dated December 22, 2004
EX-10.2 Stock Option Agreement used for Directors
EX-10.3 Stock Option Agreement used for Officers
EX-99.1 Amendment to Restated Certificate of Incorporation
EX-99.2 Press Release dated December 27, 2004

Item 1.01 Entry into a Material Definitive Agreement

On December 22, 2004, Segue Software, Inc. (the “Company”) entered into a voting agreement (the “Voting Agreement”) with James Simons, a Director of the Company and Chairman of the Company’s Board of Directors, and S-7 Associates, LLC, an entity controlled by James Simons (each a “Stockholder” and collectively the “Stockholders”), pursuant to which, among other things, each of the Stockholders agreed to vote in favor of adoption and approval of an Amendment (the “Amendment”) to the Restated Certificate of Incorporation of the Company providing for a change in the dividend and redemption rights of the Company’s Series B Preferred Stock, par value $0.01 per share, and appointed the Company as its irrevocable proxy to vote such Stockholder’s shares of capital stock of the Company in favor of adoption and approval of such Amendment, in each case upon the terms and subject to the conditions set forth therein.

The foregoing description of the Voting Agreement does not purport to be complete and is qualified in its entirety by reference to the Voting Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report and is incorporated herein by reference. The Amendment is filed as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

Item 8.01 Other Events

On December 27, 2004, the Company issued a press release concerning approval of the Amendment by its Board of Directors and the Stockholders agreement to vote in favor of the Amendment. A copy of such press release is filed as Exhibit 99.2 to this Current Report and is incorporated herein by reference. The Amendment is filed as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

Exhibit 10.1 –	Voting Agreement, dated as of December 22, 2004, by and between the Company, S-7 Associates, LLC and James Simons

Exhibit 10.2 –	Form of Non-Qualified Stock Option Agreement used to grant options to the Company’s Directors

Exhibit 10.3 –	Form of Non-Qualified Stock Option Agreement used to grant options to the Company’s executive officers

Exhibit 99.1 –	Proposed Amendment to Restated Certificate of Incorporation of the Company

Exhibit 99.2 –	Press Release issued by the Company on December 27, 2004

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

	SEGUE	SOFTWARE, INC.

Date: December 28, 2004	By:	/s/ Douglas Zaccaro

Douglas Zaccaro
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
10.1	Voting Agreement, dated as of December 22, 2004, by and between the Company, S-7 Associates, LLC and James Simons

10.2	Form of Non-Qualified Stock Option Agreement used to grant options to the Company’s Directors

10.3	Form of Non-Qualified Stock Option Agreement used to grant options to the Company’s executive officers

99.1	Text of Proposed Amendment to Restated Certificate of Incorporation of the Company

99.2	Press Release issued by the Company on December 27, 2004